Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED AUGUST 4, 2019 AND JULY 29, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	(2)	Amounts	(2)			Percent of Sales
	August 4,		July 29,		% Over	August 4,	July 29,
	2019		2018		(Under)	2019	2018

Net sales	$74,847		71,473		4.7%	100.0%	100.0%
Cost of sales	61,482		60,914	(1)(2)	0.9%	82.1%	85.2%
Gross profit	13,365		10,559		26.6%	17.9%	14.8%

Selling, general and
administrative expenses	10,711		8,033		33.3%	14.3%	11.2%
Restructuring (credit) expense	(35)	(2)	451	(2)	(107.8)%	(0.0)%	0.6%
Income from operations	2,689		2,075		29.6%	3.6%	2.9%

Interest expense	9		20		(55.0)%	0.0%	0.0%
Interest income	(249)		(150)		66.0%	(0.3)%	(0.2)%
Other expense	87		257		(66.1)%	0.1%	0.4%
Income before income taxes	2,842		1,948		45.9%	3.8%	2.7%

Income tax expense *	1,681		906		85.5%	59.1%	46.5%

(Income) loss from investment in unconsolidated joint venture	(13)		77		(116.9)%	(0.0)%	0.1%
Net income	1,174		965		21.7%	1.6%	1.4%
Net loss (income) attributable to non-controlling interest	164		(8)		N.M.	0.2%	(0.0)%
Net income attributable to Culp Inc. common shareholders	$1,338		957		39.8%	1.8%	1.3%

Net income attributable to Culp Inc. common shareholders per share - basic	$0.11		$0.08		37.5%
Net income attributable to Culp Inc. common shareholders per share - diluted	$0.11		$0.08		37.5%
Average shares outstanding-basic	12,399		12,510		(0.9)%
Average shares outstanding-diluted	12,410		12,600		(1.5)%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)	Cost of sales for the three-month period ending July 29, 2018 includes a $1.6 million restructuring related charge for inventory markdowns.

(2)
See page 6 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month periods August 4, 2019 and July 29, 2018, that exclude the adjustments related to our recent restructuring activities.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
AUGUST 4, 2019, JULY 29, 2018, AND APRIL 28, 2019
Unaudited
(Amounts in Thousands)

	Amounts
		(Condensed)	Increase
	August 4,	July 29,	(Decrease)		* April 28,
	2019	2018	Dollars	Percent	2019

Current assets
Cash and cash equivalents	$44,236	8,593	35,643	414.8%	40,008
Short-term investments - Held-To-Maturity	-	30,756	(30,756)	(100.0)%	5,001
Accounts receivable	24,090	23,225	865	3.7%	23,751
Inventories	50,660	54,989	(4,329)	(7.9)%	50,860
Current income taxes receivable	776	-	776	100.0%	776
Assets held for sale	100	-	100	100.0%	-
Other current assets	2,578	3,852	(1,274)	(33.1)%	2,849
Total current assets	122,440	121,415	1,025	0.8%	123,245

Property, plant & equipment, net	47,289	53,178	(5,889)	(11.1)%	48,389
Goodwill	27,222	27,222	-	0.0%	27,222
Intangible assets	10,354	10,730	(376)	(3.5)%	10,448
Long-term investments - Rabbi Trust	7,347	7,671	(324)	(4.2)%	7,081
Right of use assets	6,530	-	6,530	100.0%	-
Noncurrent income taxes receivable	733	-	733	100.0%	733
Deferred income taxes	486	3,721	(3,235)	(86.9)%	457
Investment in unconsolidated joint venture	1,520	1,525	(5)	(0.3)%	1,508
Other assets	526	910	(384)	(42.2)%	643

Total assets	$224,447	226,372	(1,925)	(0.9)%	219,726

Current liabilities
Accounts payable - trade	$22,628	25,070	(2,442)	(9.7)%	24,377
Accounts payable - capital expenditures	60	862	(802)	(93.0)%	78
Operating lease liability - current	2,456	-	2,456	100.0%	-
Deferred revenue	684	634	50	7.9%	399
Accrued expenses	8,566	8,176	390	4.8%	9,192
Accrued restructuring costs	42	445	(403)	(90.6)%	124
Income taxes payable - current	1,116	1,244	(128)	(10.3)%	1,022
Total current liabilities	35,552	36,431	(879)	(2.4)%	35,192

Line of credit	-	4,000	(4,000)	(100.0)%	-
Accrued expenses - long-term	333	749	(416)	(55.5)%	333
Subordinated loan payable	925	-	925	100.0%	675
Operating lease liability - long-term	3,955	-	3,955	100.0%	-
Contingent consideration - Earn-Out Obligation	5,931	5,600	331	5.9%	5,856
Income taxes payable - long-term	3,640	3,733	(93)	(2.5)%	3,249
Deferred income taxes	2,543	2,150	393	18.3%	3,176
Deferred compensation	7,232	7,679	(447)	(5.8)%	6,998

Total liabilities	60,111	60,342	(231)	(0.4)%	55,479

Shareholders' equity
Shareholders' equity attributable to Culp Inc.	160,146	161,490	(1,344)	(0.8)%	159,933
Non-controlling interest	4,190	4,540	(350)	(7.7)%	4,314
	164,336	166,030	(1,694)	(1.0)%	164,247

Total liabilities and
shareholders' equity	$224,447	226,372	(1,925)	(0.9)%	219,726

Shares outstanding	12,405	12,522	(117)	(0.9)%	12,391

*  Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
AUGUST 4, 2019 , JULY 29, 2018 AND APRIL 28, 2019
Unaudited
(Amounts in Thousands)

	Amounts
	August 4,	July 29,	April 28,
	2019	2018	2019*

Cash and cash equivalents	$44,236	$8,593	$40,008

Short-term investments - Held-To-Maturity	-	30,756	5,001

Total Cash and Investments	$44,236	$39,349	$45,009

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED AUGUST 4, 2019 AND JULY 29, 2018
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	August 4,	July 29,
	2019	2018

Cash flows from operating activities:
Net income	$1,174	965
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	1,905	2,015
Amortization	176	145
Stock-based compensation	154	(501)
Deferred income taxes	(662)	(2,263)
Realized loss on sale of short-term investments (Available for Sale)	-	94
(Gain) loss on sale of property, plant, and equipment	(17)	35
(Income) loss from investment in unconsolidated joint venture	(13)	77
Foreign currency exchange gain	(47)	(91)
Changes in assets and liabilities, net of effects of acquisition of businesses:
Accounts receivable	(375)	2,837
Inventories	(25)	(429)
Other current assets	161	(989)
Other assets	111	34
Accounts payable	(1,468)	(2,494)
Deferred revenue	285	(175)
Accrued expenses and deferred compensation	222	(1,566)
Accrued restructuring costs	(82)	445
Income taxes	524	(75)
Net cash provided by (used in) operating activities	2,023	(1,936)

Cash flows from investing activities:
Net cash paid for acquisition of businesses	-	(11,971)
Capital expenditures	(935)	(757)
Proceeds from the sale of property, plant, and equipment	209	-
Investment in unconsolidated joint venture	-	(100)
Proceeds from the sale of short-term investments (Held to Maturity)	5,000	-
Proceeds from the sale of short-term investments (Available for Sale)	-	2,458
Purchase of short-term investments (Available for Sale)	-	(10)
Purchase of long-term investments (Rabbi Trust)	(259)	(302)
Net cash provided by (used in) investing activities	4,015	(10,682)

Cash flows from financing activities:
Proceeds from line of credit	-	11,000
Payments on line of credit	-	(7,000)
Payments on vendor-financed capital expenditures	-	(1,412)
Proceeds from subordinated loan payable	250	-
Cash paid for acquisition of business	(763)	-
Dividends paid	(1,241)	(1,127)
Common stock surrendered for withholding taxes payable	(44)	(1,292)
Capital contribution from non-controlling interest	40	-
Common stock repurchased	-	(72)
Net cash (used in) provided by financing activities	(1,758)	97

Effect of exchange rate changes on cash and cash equivalents	(52)	(114)

Increase (decrease) in cash and cash equivalents	4,228	(12,635)

Cash and cash equivalents at beginning of period	40,008	21,228

Cash and cash equivalents at end of period	$44,236	8,593

Free Cash Flow (1)	$986	(4,621)

(1) Free Cash Flow reconciliation is as follows:
	FY 2020	FY 2019
A) Net cash provided by (used in) operating activities	$2,023	(1,936)
B) Minus: Capital Expenditures	(935)	(757)
C) Plus: Proceeds from the sale of property, plant, and equipment	209	-
D) Minus: Investment in unconsolidated joint venture	-	(100)
E) Minus: Payments on vendor-financed capital expenditures	-	(1,412)
F) Minus: Purchase of long-term investments (Rabbi Trust)	(259)	(302)
G) Effects of exchange rate changes on cash and cash equivalents	(52)	(114)
Free Cash Flow	$986	(4,621)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 4, 2019 AND JULY 29, 2018
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	August 4,	July 29,		% Over	August 4,	July 29,
Net Sales by Segment	2019	2018		(Under)	2019	2018

Mattress Fabrics	$38,685	34,398		12.5%	51.7%	48.1%
Upholstery Fabrics	31,860	34,490		(7.6)%	42.6%	48.3%
Home Accessories	4,302	2,585		66.4%	5.7%	3.6%

Net Sales	$74,847	71,473		4.7%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$5,691	5,302		7.3%	14.7%	15.4%
Upholstery Fabrics	6,721	6,153		9.2%	21.1%	17.8%
Home Accessories	953	669		42.5%	22.2%	25.9%
Subtotal	13,365	12,124		10.2%	17.9%	17.0%

Restructuring related charges	-	(1,565)	(1)	(100.0)%	0.0%	(2.2)%

Gross Profit	13,365	10,559		26.6%	17.9%	14.8%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics	$3,071	2,512		22.3%	7.9%	7.3%
Upholstery Fabrics	3,846	3,626		6.1%	12.1%	10.5%
Home Accessories	1,488	636		134.0%	34.6%	24.6%
Unallocated Corporate expenses	2,306	1,259		83.2%	3.1%	1.8%
Selling, General and Administrative Expenses	$10,711	8,033		33.3%	14.3%	11.2%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$2,620	2,790		(6.1)%	6.8%	8.1%
Upholstery Fabrics	2,875	2,527		13.8%	9.0%	7.3%
Home Accessories	(535)	33		N.M.	(12.4)%	1.3%
Unallocated corporate expenses	(2,306)	(1,259)		83.2%	(3.1)%	(1.8)%
Subtotal	$2,654	4,091		(35.1)%	3.5%	5.7%

Restructuring credit (expense) and related charges	35	(2,016)	(1)	(101.7)%	0.0%	(2.8)%

Operating income	2,689	2,075		29.6%	3.6%	2.9%

Return on Capital (2)

Mattress Fabrics	15.2%	28.8%
Upholstery Fabrics	57.3%	53.7%
Home Accessories	N.M.	N.M.
Unallocated Corporate	N.M.	N.M.
Consolidated	10.4%	21.4%

Capital Employed (2) (3)

Mattress Fabrics	$71,202	80,718		(11.8)%
Upholstery Fabrics	20,104	19,506		3.1%
Home Accessories	4,113	2,753		49.4%
Unallocated Corporate	30,795	31,118		(1.0)%
Consolidated	$126,214	134,095		(5.9)%

Depreciation Expense by Segment

Mattress Fabrics	$1,620	1,762		(8.1)%
Upholstery Fabrics	190	215		(11.6)%
Home Accessories	95	38		150.0%
Depreciation Expense	$1,905	2,015		(5.5)%

Notes

(1)
See page 6 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month periods August 4, 2019 and July 29, 2018, that exclude the adjustments related to our recent restructuring activities.

(2)	See pages 8 and 9 of this financial information release for calculations.

(3)	The capital employed balances are as of August 4, 2019 and July 29, 2018.

CULP, INC.
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE THREE MONTHS ENDED AUGUST 4, 2019 AND JULY 29, 2018

	THREE MONTHS ENDED (UNAUDITED)

	As Reported				August 4, 2019		As Reported				July 29, 2018
	August 4,	% of			Adjusted	% of	July 29,	% of			Adjusted	% of	% Over
	2019	Sales	Adjustments		Results	Sales	2018	Sales	Adjustments		Results	Sales	(Under)

Net sales	$74,847	100.0%	-		74,847	100.0%	71,473	100.0%	-		71,473	100.0%	4.7%
Cost of sales	61,482	82.1%	-		61,482	82.1%	60,914	85.2%	(1,565)	(2)	59,349	83.0%	3.6%
Gross Profit	13,365	17.9%	-		13,365	17.9%	10,559	14.8%	(1,565)		12,124	17.0%	10.2%

Selling, general and
administrative expenses	10,711	14.3%	-		10,711	14.3%	8,033	11.2%	-		8,033	11.2%	33.3%
Restructuring (credit) expense	(35)	0.0%	35	(1)	-	0.0%	451	0.6%	(451)	(3)	-	0.0%	0.0%
Income from operations	2,689	3.6%	35		2,654	3.5%	2,075	2.9%	(2,016)		4,091	5.7%	-35.1%

Interest expense	9	0.0%	-		9	0.0%	20	0.0%	-		20	0.0%	-55.0%
Interest income	(249)	-0.3%	-		(249)	-0.3%	(150)	-0.2%	-		(150)	-0.2%	66.0%
Other expense	87	0.1%	-		87	0.1%	257	0.4%	-		257	0.4%	-66.1%
Income before income taxes	2,842	3.8%	35		2,807	3.8%	1,948	2.7%	(2,016)		3,964	5.5%	-29.2%

Notes

(1)	The $35 restructuring credit represents employee termination benefits associated with the closure of our Anderson, SC plant facility.

(2)	The $1.6 million restructuring related charge represents inventory markdowns associated with the closure of our Anderson, SC plant facility.

(3)	The $451 restructuring charge represents employee termination benefits associated with the closure of our Anderson, SC plant facility.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED AUGUST 4, 2019 AND JULY 29, 2018
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	10/28/2018	1/27/2019	4/28/2019	8/4/2019	8/4/2019

Net income (loss)	$2,944	$3,060	$(1,511)	$1,174	$5,667
Income taxes	1,276	1,225	3,017	1,681	7,199
Interest income, net	(134)	(251)	(210)	(240)	(835)
Other non-recurring charges	249	429	500	-	1,178
Restructuring expense (credit) and related charges	(791)	340	-	(35)	(486)
Depreciation and amortization expense	2,287	2,232	2,218	2,081	8,818
Stock based compensation	395	479	(243)	154	785
Adjusted EBITDA	$6,226	$7,514	$3,771	$4,815	$22,326

% Net Sales	8.1%	9.7%	5.3%	6.4%	7.4%

	Quarter Ended
					Trailing 12
					Months
	10/29/2017	1/28/2018	4/29/2018	7/29/2018	7/29/2018

Net income (loss)	$3,976	$(748)	$12,666	$965	$16,859
Income taxes	2,108	8,208	(6,217)	906	5,005
Interest income, net	(91)	(101)	(117)	(130)	(439)
Restructuring expense and related charges	-	-	-	2,016	2,016
Depreciation and amortization expense	1,990	2,048	2,096	2,160	8,294
Stock based compensation	801	864	(210)	(501)	954
Adjusted EBITDA	$8,784	$10,271	$8,218	$5,416	$32,689

% Net Sales	10.9%	12.0%	10.5%	7.6%	10.4%

% Over (Under)	-29.1%	-26.8%	-54.1%	-11.1%	-31.7%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED AUGUST 4, 2019
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	August 4, 2019 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$11,434	$75,225	15.2%
Upholstery Fabrics	11,173	19,487	57.3%
Home Accessories	(1,300)	3,390	N.M.
(less: Unallocated Corporate)	(7,884)	31,024	N.M.
Total	$13,423	$129,126	10.4%

Average Capital Employed	As of the three Months Ended August 4, 2019					As of the three Months Ended April 28, 2019					As of the three Months Ended January 27, 2019
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$83,056	40,456	6,414	94,521	224,447	$83,393	37,529	5,618	93,186	219,726	$86,707	43,097	5,607	89,497	224,908
Total liabilities (5)	(11,854)	(20,352)	(2,301)	(25,604)	(60,111)	(10,996)	(18,114)	(2,215)	(24,154)	(55,479)	(11,604)	(22,483)	(2,168)	(21,421)	(57,676)

Subtotal	$71,202	$20,104	$4,113	$68,917	$164,336	$72,397	$19,415	$3,403	$69,032	$164,247	$75,103	$20,614	$3,439	$68,076	$167,232
Less:
Cash and cash equivalents	-	-	-	(44,236)	(44,236)	-	-	-	(40,008)	(40,008)	-	-	-	(26,418)	(26,418)
Short-term investments - Available-For-Sale	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Short-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	(5,001)	(5,001)	-	-	-	(13,544)	(13,544)
Current income taxes receivable	-	-	-	(776)	(776)	-	-	-	(776)	(776)	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Long-term investments - Rabbi Trust	-	-	-	(7,347)	(7,347)	-	-	-	(7,081)	(7,081)	-	-	-	(6,834)	(6,834)
Noncurrent income taxes receivable	-	-	-	(733)	(733)	-	-	-	(733)	(733)	-	-	-	-	-
Deferred income taxes - non-current	-	-	-	(486)	(486)	-	-	-	(457)	(457)	-	-	-	(3,224)	(3,224)
Deferred compensation - current	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	-	1,116	1,116	-	-	-	1,022	1,022	-	-	-	642	642
Income taxes payable - long-term	-	-	-	3,640	3,640	-	-	-	3,249	3,249	-	-	-	3,294	3,294
Deferred income taxes - non-current	-	-	-	2,543	2,543	-	-	-	3,176	3,176	-	-	-	2,225	2,225
Line of credit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Subordinated loan payable	-	-	-	925	925	-	-	-	675	675	-	-	-	-	-
Deferred compensation - non-current	-	-	-	7,232	7,232	-	-	-	6,998	6,998	-	-	-	6,782	6,782
Total Capital Employed	$71,202	$20,104	$4,113	$30,795	$126,214	$72,397	$19,415	$3,403	$30,096	$125,311	$75,103	$20,614	$3,439	$30,999	$130,155

	As of the three Months Ended October 28, 2018					As of the three Months Ended July 29, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$86,494	37,442	5,203	93,072	222,211	$93,601	37,386	4,463	90,922	226,372
Total liabilities (5)	(9,790)	(19,646)	(1,960)	(23,346)	(54,742)	(12,883)	(17,880)	(1,710)	(27,869)	(60,342)

Subtotal	$76,704	$17,796	$3,243	$69,726	$167,469	$80,718	$19,506	$2,753	$63,053	$166,030
Less:
Cash and cash equivalents	-	-	-	(14,768)	(14,768)	-	-	-	(8,593)	(8,593)
Short-term investments - Available-For-Sale	-	-	-	-	-	-	-	-	-	-
Short-term investments - Held-To-Maturity	-	-	-	(26,719)	(26,719)	-	-	-	(30,756)	(30,756)
Current income taxes receivable	-	-	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	-	-
Long-term investments - Rabbi Trust	-	-	-	(7,851)	(7,851)	-	-	-	(7,671)	(7,671)
Noncurrent income taxes receivable	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	-	(3,614)	(3,614)	-	-	-	(3,721)	(3,721)
Deferred compensation - current	-	-	-	714	714	-	-	-	-	-
Income taxes payable - current	-	-	-	2,044	2,044	-	-	-	1,244	1,244
Income taxes payable - long-term	-	-	-	3,233	3,233	-	-	-	3,733	3,733
Deferred income taxes - non-current	-	-	-	2,225	2,225	-	-	-	2,150	2,150
Line of credit	-	-	-	-	-	-	-	-	4,000	4,000
Subordinated loan payable	-	-	-	-	-	-	-	-	-	-
Deferred compensation - non-current	-	-	-	7,120	7,120	-	-	-	7,679	7,679
Total Capital Employed	$76,704	$17,796	$3,243	$32,110	$129,853	$80,718	$19,506	$2,753	$31,118	$134,095

	Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total
Average Capital Employed (3)	$75,225	$19,487	$3,390	$31,024	$129,126

Notes

(1)	See reconciliation per page 10 of this financial information release.

(2)
Return on average capital employed represents the last twelve months operating income as of August 4, 2019, divided by average capital employed. Average capital employed does not include cash and cash equivalents,  short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, subordinated loan payable, and current and noncurrent deferred compensation.

(3)	Average capital employed was computed using the quarterly five periods ending August 4, 2019, April 28, 2019, January 27, 2019, October 28, 2018, and July 29, 2018.

(4)	Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on the capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

(5)	Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated corporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED JULY 29, 2018
(Amounts in Thousands)
(Unaudited)
	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	July 29, 2018 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$22,277	$77,448	28.8%
Upholstery Fabrics	10,592	19,715	53.7%
Home Accessories	33	551	N.M.
(less: Unallocated Corporate)	(8,314)	17,421	N.M.
Total	$24,588	$115,134	21.4%

Average Capital Employed	As of the three Months Ended July 29, 2018					As of the three Months Ended April 29, 2018					As of the three Months Ended January 28, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$93,601	37,386	4,463	90,922	226,372	$95,061	39,812	-	83,111	217,984	$93,827	43,458	-	79,559	216,844
Total liabilities (5)	(12,883)	(17,880)	(1,710)	(27,869)	(60,342)	(17,335)	(18,679)	-	(18,594)	(54,608)	(18,418)	(22,781)	-	(23,463)	(64,662)

Subtotal	$80,718	$19,506	$2,753	$63,053	$166,030	$77,726	$21,133	$-	$64,517	$163,376	$75,409	$20,677	$-	$56,096	$152,182
Less:
Cash and cash equivalents	-	-	-	(8,593)	(8,593)	-	-	-	(21,228)	(21,228)	-	-	-	(22,428)	(22,428)
Short-term investments - Available-For-Sale	-	-	-	-	-	-	-	-	(2,451)	(2,451)	-	-	-	(2,472)	(2,472)
Short-term investments - Held-To-Maturity	-	-	-	(30,756)	(30,756)	-	-	-	(25,759)	(25,759)	-	-	-	(17,206)	(17,206)
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	(5,035)	(5,035)	-	-	-	(13,625)	(13,625)
Long-term investments - Rabbi Trust	-	-	-	(7,671)	(7,671)	-	-	-	(7,326)	(7,326)	-	-	-	(7,176)	(7,176)
Deferred income taxes - non-current	-	-	-	(3,721)	(3,721)	-	-	-	(1,458)	(1,458)	-	-	-	(1,942)	(1,942)
Income taxes payable - current	-	-	-	1,244	1,244	-	-	-	1,437	1,437	-	-	-	1,580	1,580
Income taxes payable - long-term	-	-	-	3,733	3,733	-	-	-	3,758	3,758	-	-	-	10,940	10,940
Deferred income taxes - non-current	-	-	-	2,150	2,150	-	-	-	2,150	2,150	-	-	-	2,096	2,096
Line of credit	-	-	-	4,000	4,000	-	-	-	-	-	-	-	-	-	-
Deferred compensation - non-current	-	-	-	7,679	7,679	-	-	-	7,353	7,353	-	-	-	7,216	7,216
Total Capital Employed	$80,718	$19,506	$2,753	$31,118	$134,095	$77,726	$21,133	$-	$15,958	$114,817	$75,409	$20,677	$-	$13,079	$109,165

	As of the three Months Ended October 29, 2017					As of the three Months Ended July 30, 2017
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$94,626	34,974	-	71,443	201,043	$99,190	34,491	-	74,223	207,904
Total liabilities (5)	(16,150)	(17,225)	-	(14,588)	(47,963)	(24,277)	(14,983)	-	(18,967)	(58,227)

Subtotal	$78,476	$17,749	$-	$56,855	$153,080	$74,913	$19,508	$-	$55,256	$149,677
Less:
Cash and cash equivalents	-	-	-	(15,739)	(15,739)	-	-	-	(18,322)	(18,322)
Short-term investments - Available-For-Sale	-	-	-	(2,478)	(2,478)	-	-	-	(2,469)	(2,469)
Short-term investments - Held-To-Maturity	-	-	-	(4,015)	(4,015)	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	-	(26,853)	(26,853)	-	-	-	(30,907)	(30,907)
Long-term investments - Rabbi Trust	-	-	-	(6,921)	(6,921)	-	-	-	(6,714)	(6,714)
Deferred income taxes - non-current	-	-	-	(491)	(491)	-	-	-	(436)	(436)
Income taxes payable - current	-	-	-	692	692	-	-	-	884	884
Income taxes payable - long-term	-	-	-	487	487	-	-	-	487	487
Deferred income taxes - non-current	-	-	-	4,641	4,641	-	-	-	4,253	4,253
Line of credit	-	-	-	-	-	-	-	-	5,000	5,000
Deferred compensation - non-current	-	-	-	6,970	6,970	-	-	-	6,769	6,769
Total Capital Employed	$78,476	$17,749	$-	$13,148	$109,373	$74,913	$19,508	$-	$13,801	$108,222

	Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total
Average Capital Employed (3)	$77,448	$19,715	$551	$17,421	$115,134

Notes

(1)	See reconciliation per page 10 of this financial information release.

(2)
Return on average capital employed represents the last twelve months operating income as of July 29, 2018, divided by average capital employed. Average capital employed does not include cash and cash equivalents,  short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the quarterly five periods ending July 29, 2018, April 29, 2018, January 28, 2018, October 29, 2017, and July 30, 2017.

(4)	Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on the capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

(5)	Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated corporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATING INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED AUGUST 4, 2019 AND JULY 29, 2018
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	10/28/2018	1/27/2019	4/28/2019	8/4/2019	8/4/2019

Mattress Fabrics	$2,908	$3,208	$2,698	$2,620	$11,434
Upholstery Fabrics	2,722	3,799	1,777	2,875	11,173
Home Accessories	25	(311)	(479)	(535)	(1,300)
Unallocated Corporate	(1,913)	(1,628)	(2,037)	(2,306)	(7,884)
Subtotal	3,742	5,068	1,959	2,654	13,423
Other non-recurring charges	(249)	(429)	-	-	(678)
Restructuring (expense) credit and related charges	791	(340)	-	35	486

Operating income	$4,284	$4,299	$1,959	$2,689	$13,231

	Quarter Ended
					Trailing 12
					Months
	10/29/2017	1/28/2018	4/29/2018	7/29/2018	7/29/2018

Mattress Fabrics	$6,562	$6,837	$6,088	$2,790	$22,277
Upholstery Fabrics	2,374	3,510	2,181	2,527	10,592
Home Accessories	-	-	-	33	33
Unallocated Corporate	(2,547)	(2,703)	(1,805)	(1,259)	(8,314)
Subtotal	$6,389	$7,644	$6,464	$4,091	$24,588
Restructuring expense and related charges	-	-	-	(2,016)	(2,016)

Operating income	$6,389	$7,644	$6,464	$2,075	$22,572

% Over (Under)	-32.9%	-43.8%	-69.7%	29.6%	-41.4%